Discontinued Operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations And Disposal Groups [Abstract]
Discontinued Operations
B.	DISCONTINUED OPERATIONS

The presentation of discontinued operations includes components of the Company that the Company intends to sell, which comprises operations and cash flows that can be clearly distinguished from the rest of the Company.

In early February 2013, the Company determined that its Danish ready-to-assemble cabinet business was no longer core to its long-term growth strategy and, accordingly the Company embarked on a plan for disposition. The disposition is expected to be completed within the next 12 months.

During 2011, the Company determined that several businesses in the Installation and Other Services segment were not core to the Company’s long-term growth strategy. These businesses provide commercial drywall installation, millwork and framing services. During 2012, the Company disposed all of these businesses for net proceeds of $7 million.

The Company has accounted for the business units identified in 2013 and 2011 as discontinued operations. Losses from these discontinued operations were included in loss from discontinued operations, net, in the consolidated statements of operations.

Selected financial information for the discontinued operations during the period owned by the Company, were as follows, in millions:

	2012	2011	2010
Net sales	$321	$389	$409

Operating loss from discontinued operations	$(44)	$(58)	$(9)
Impairment of assets held for sale	(3)	(130)	(23)
Loss on disposal of discontinued operations, net	(6)	(3)	—

Loss before income tax	(53)	(191)	(32)
Income tax expense (benefit)	8	(10)	(16)

Loss from discontinued operations, net	$(61)	$(181)	$(16)

Included in the impairment of assets held for sale, net in 2011 is the impairment of indefinite and definite-lived intangible assets of $56 million, the impairment of goodwill of $57 million and the impairment of fixed and other assets of $17 million. Included in the loss on disposal of discontinued operations, net in 2011 is $3 million expense reflecting the adjustment of certain assets related to businesses disposed in prior years.

The unusual relationship between income tax expense and loss before income tax in 2012 results primarily from the increase in the deferred tax liability associated with the abandonment of tax basis in indefinite-lived intangibles due to the disposition of certain discontinued operations.

The unusual relationship between income taxes and loss before income taxes in 2011 resulted primarily from certain losses providing no current tax benefit.

The income tax benefit recorded in 2010 relates primarily to the allocation of an income tax benefit to impairment charges on goodwill and other indefinite-lived intangible assets of certain discontinued operations.

The following balance sheet items have been classified as held for sale:

	December 31,
	2012	2011
Receivables	$32	$56
Inventories	66	66
Prepaid expenses and other	2	2
Property and equipment, net	103	118

Total assets	$203	$242
Accounts payable	31	47
Accrued liabilities	14	20
Deferred income taxes	4	12

Total liabilities	$49	$79

In the fourth quarter of 2012, the Company determined that the estimated fair value calculated for this business unit was lower than the net book value. The Company assessed the long-lived assets associated with this business unit and determined that no impairment was necessary at December 31, 2012.

Also during 2011, the Company decided to exit a product line in builders’ hardware in the Decorative Architectural Products segment with net sales of $1 million and an operating loss of $15 million in 2011 (including $8 million to write-down inventory related to satisfaction of contractual obligations). In the first quarter of 2012, the Company disposed of this product line. This business was included in continuing operations through the date of disposal.